Rule 497(e)

File Nos. 333-158546 and 811-03972

FUTUREFUNDS SELECT SERIES ACCOUNT

A Group Fixed and Variable Deferred Annuity Contract

Issued by Great-West Life & Annuity Insurance Company

Supplement dated December 13, 2013

to the Prospectus and Statement of Additional Information

dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2013.

Effective immediately, all references in the Prospectus and Statement of Additional Information to “Columbia Capital Allocation Moderate Aggressive Portfolio – Class A” are hereby deleted and replaced with “Columbia Variable Portfolio Asset Allocation Fund – Class 1.”

In addition, effective immediately, the investment objective for the Columbia Capital Allocation Moderate Aggressive Portfolio in the Prospectus is deleted in its entirety and replaced with the following:

“Columbia Variable Portfolio Asset Allocation Fund (Class 1) seeks total return, consisting of current income and long-term capital appreciation.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.